SUBSEQUENT EVENTS	12 Months Ended
Dec. 26, 2020
Subsequent Events

O.SUBSEQUENT EVENTS

On December 28, 2020, we closed on an agreement to purchase 100 percent of the equity of PalletOne, Inc., for approximately $232 million plus $21 million for certain investments in capital projects. The agreement also incorporates a purchase price adjustment based on the actual amount of net working capital at close compared to a pre-determined target. Based in Bartow, Florida, PalletOne is a leading manufacturer of new pallets in the U.S., with 17 pallet manufacturing facilities in the southern and eastern regions of the country. The company also supplies other specialized industrial packaging, including custom bins and crates, and its Sunbelt Forest Products subsidiary operates five pressure-treating facilities in the Southeastern U.S. At this time the net tangible assets and intangible assets acquired cannot be disclosed as these are pending final valuations. Additionally, initial estimates have been made for PalletOne's identifiable intangible and goodwill allocations and deferred tax, however finalization will be completed in 2021.

On February 18, 2021, our credit agreement was amended to increase the availability from $375 million to $550 million by exercising the accordion feature in the original agreement.

On February 28, 2021, we closed on an agreement to purchase 100 percent of the equity of J.C. Gilmore Pty Ltd located in Australia for approximately $2.4 million.  This transaction adds a wide portfolio of consumable packaging to certain industrial packaging products and expands the companies’ customer base throughout Australia. At this time the net tangible assets and intangible assets acquired cannot be disclosed as these are pending final valuations. Additionally, initial estimates have been made for J.C. Gilmore Pty Ltd 's identifiable intangible and goodwill allocations and deferred tax, however finalization will be completed in 2021.